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                                                                EXHIBIT 10.11


                             SHAREHOLDER AGREEMENT


         THIS SHAREHOLDER AGREEMENT ("Agreement") is made and entered into as of SEPTEMBER 8, 1997, by and among FIRSTCITY FUNDING CORPORATION, a Delaware corporation (the "Corporation"), and FIRSTCITY CONSUMER LENDING CORPORATION, a Delaware corporation ("FirstCity"), THOMAS R. BROWER, SCOT A. FOITH, THOMAS G. DUNDON, R. TYLER WHANN, BRADLEY C. REEVES, STEPHEN H. TRENT, and BLAKE P. BOZMAN (each of the foregoing shareholders being referred to individually as a "Shareholder" and collectively as the "Shareholders") with respect to all of the now or hereafter issued and outstanding shares of common or preferred stock or other issued and outstanding securities of the Corporation (including options, warrants and convertible instruments), presently or hereafter owned by each of the Shareholders (the "Stock"). Any reference to Stock owned by a Shareholder shall mean all of the Stock registered in that Shareholder's name and including, but not limited to, any community property interest of the Shareholder's spouse in such Stock.

         WHEREAS, the Shareholders are presently the holders of record of all of the issued and outstanding shares of the Stock of the Corporation; and

         WHEREAS, the Shareholders believe that it would be in the best interest of the Shareholders and the Corporation to place certain restrictions upon the right of any Owner of Stock to transfer any Stock owned by such Owner; and

         WHEREAS, the directors of the Corporation, having considered the provisions of this Agreement, have resolved that in their opinions the restrictions upon the transfer of the Stock of the Corporation and the provisions for the purchase of the Stock, all as hereinafter set forth, are in the best interest of the Corporation.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         SECTION 1.01. DEFINITIONS OF CERTAIN AGREEMENT TERMS. For purposes of this Agreement, the terms hereinafter set forth shall have the following definitions unless otherwise specifically stated.

         "BUSINESS DAYS" shall mean days that are not Saturdays, Sundays, or legal holidays in the United States or the State of Texas.

         "MINORITY SHAREHOLDERS" shall mean all Shareholders other than FirstCity.

         "OWNED" shall mean Stock referred to as being "owned" by any persons shall include all Stock owned (whether acquired before or after this date) as the separate property of such person, all Stock owned as the community property of such person and his or her spouse that is registered in the name of such person, all Stock acquired by gift, partition or other transfer of community property Stock, and any shares into which any such Stock, or any portion thereof, may be converted. A person who owns Stock is sometimes referred to as an "Owner." While a spouse of a




FIRSTCITY FUNDING CORPORATION
SHAREHOLDER AGREEMENT                                                     PAGE 1
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Shareholder may own an interest in Stock that is deemed to be "owned" by such
Shareholder under this definition, the term "Shareholder" as used in this Agreement does not apply to the spouse of any such named party to this Agreement unless such spouse also owns Stock.

         "SHAREHOLDER" shall include all of the persons who own Stock in the Corporation who are parties to this Agreement, and any persons who subsequently shall become parties to this Agreement.

         "STOCK" shall have the meaning set forth in the introductory paragraph of this Agreement.

         "TRANSFER" shall have the meaning set forth in Section 2.01 of this Agreement.

                                   ARTICLE II
             RESTRICTIONS AGAINST TRANSFER BY MINORITY SHAREHOLDERS

         SECTION 2.01. TRANSFER OF STOCK RESTRICTED BY MINORITY SHAREHOLDERS. Each of the Minority Shareholders agrees that he or she will not in any way Transfer (as defined herein) any of his or her Stock, or any right or interest therein, without the prior written consent of the Corporation and the other Shareholders, except for a Transfer that meets the requirements of this Agreement. "Transfer" shall, herein, mean the sale, exchange, assignment, pledge, gift, hypothecation, transfer or other disposition (whether voluntary or involuntary) by a Minority Shareholder of his or her Stock, either directly or indirectly, to any third party or any offer or attempt to accomplish any of the foregoing. Any purported Transfer in violation of any provisions of this Agreement will be void and will not operate to transfer any right, title, or interest in the Stock to the purported Transferee.

                                  ARTICLE III
                              PUT AND CALL OPTIONS

         SECTION 3.01. PUT OPTION OF MINORITY SHAREHOLDERS. At any time during the period commencing with the fifth (5th) and ending on the seventh
(7th) anniversary of the date of this Agreement (the "Put Period"), the Minority Shareholders as a group shall the right to put (the "Put") 100% of their Stock to FirstCity for a price per share to be mutually agreed upon (the "Purchase Price"). The Put shall be in writing and the date the Put is made shall be referred to in this Section as the "Put Date." The Purchase Price may be payable in cash, or at FirstCity's option, may be payable in whole or in part in shares of FirstCity's common stock valued at the then fair market value of such stock. FirstCity shall make a decision whether or not to purchase the Minority Shareholders Stock within 60 days of the Put Date. In the event FirstCity does not elect to purchase the Minority Shareholders Stock, the Minority Shareholders shall have the right at any time during the period commencing 61 days and ending 120 days after the Put Date to either purchase FirstCity's Stock for cash at the same price per share as set forth in the Put or to sell their Stock to a third party who is reasonably acceptable to FirstCity. The Minority Shareholders may only make one Put during the Put Period.





FIRSTCITY FUNDING CORPORATION
SHAREHOLDER AGREEMENT                                                     PAGE 2
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         SECTION 3.02.  CALL OPTION OF FIRSTCITY.  At any time after the seventh (7th) anniversary of the date of this Agreement (the "Call Period"), FirstCity shall the right to call (the "Call") 100% of the Stock Owned by the Minority Shareholders for a price per share to be mutually agreed upon (the "Call Price"). The Call shall be in writing and the date the Call is made shall be referred to in this Section as the "Call Date." The Call Price may be payable in cash, or at FirstCity's option, may be payable in whole or in part in Shares of FirstCity Common Stock valued at the then fair market value of such stock. The Minority Shareholders must within 90 days of the Call Date either sell their Stock to FirstCity on the terms set forth in the Call or obtain a cash offer (the "Market Price") from a third party reasonably acceptable to FirstCity to purchase their Stock. If the Minority Shareholders obtain a cash offer from a third party to purchase their Stock, then FirstCity may within 120 days of the Call Date purchase the Minority Shareholders Stock for the Market Price. If FirstCity does not elect to purchase the Minority Shareholders Stock for the Market Price, then the Minority Shareholders must within 150 days of the Call Date either sell their Stock to the third party for the Market Price or sell their Stock to FirstCity for the Call Price.

                                   ARTICLE IV
                            RIGHT TO ELECT DIRECTOR

         SECTION 4.01. RIGHT TO ELECT DIRECTOR. At any meeting of the shareholders of the Corporation at which directors are elected to the Corporation's Board of Directors, the Minority Shareholders shall have the right, voting separately as a class, to elect one director to the Board of Directors. Such election by the Minority Shareholders shall be effected by the vote of a majority of the Minority Shareholders. FirstCity and the Minority Shareholders agree to include this right in the Corporation's Bylaws which right may not be removed from said Bylaws without the consent of the Minority Shareholders.

                                   ARTICLE V
                                    NOTICES

         SECTION 5.01. NOTICE PROCEDURE. All notices required to be given hereunder will be deemed to be duly given on the date of delivery if delivered in person or three (3) Business Days after the date of mailing if mailed by registered or certified mail, postage prepaid, return receipt requested, to the Secretary of the Corporation at the Corporation's principal office and to the Shareholders at the addresses indicated on the signature page of this Agreement. The address of any Shareholder may be changed only by giving written notice of such change of address to all of the other parties hereto in the manner provided herein for giving notices.

                                   ARTICLE VI
                                  STOCK LEGEND

         SECTION 6.01. LEGEND REQUIRED BY THIS AGREEMENT. The Corporation and each Shareholder hereby agrees that all certificates representing shares of Stock of the Corporation that at any time are subject to the provisions of this Agreement will have endorsed upon them, in addition to any legend required by the Corporation's Bylaws, in boldface type a legend in substantially the following form:

                 THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SHAREHOLDERS' AGREEMENT ("AGREEMENT"),





FIRSTCITY FUNDING CORPORATION
SHAREHOLDER AGREEMENT                                                     PAGE 3
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         DATED SEPTEMBER 8, 1997, AMONG THE SHAREHOLDERS WHICH INCLUDES A
         VOTING AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE
         OF THE CORPORATION, AND SAID SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF EXCEPT IN STRICT ACCORDANCE WITH THE TERMS OF THE AGREEMENT. A COPY OF THE AGREEMENT WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF THIS CERTIFICATE UPON RECEIPT BY THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE OF A WRITTEN REQUEST FROM THE HOLDER REQUESTING SUCH A COPY.

         SECTION 6.02. EXECUTION OF AGREEMENT BY TRANSFEREE. Under no circumstances will any sale or other Transfer of any shares of Stock subject to this Agreement be valid until the proposed transferee has executed and become a party to an Agreement substantially similar to this Agreement and thereby becomes subject to all of its provisions, unless this requirement is waived by written consent of the parties; notwithstanding any other provisions of this Agreement, no such sale or other Transfer of any kind will in any event result in the nonapplicability of the provisions of this Agreement at any time to any of the shares of Stock subject to this Agreement.

                                  ARTICLE VII
                                      TERM

         SECTION 7.01. TERMINATION OF AGREEMENT. This Agreement will terminate upon the earlier of: (A) the agreement of all parties hereto to terminate this Agreement, (B) the purchase by the Corporation of all the shares of Stock of all but one Shareholder, (C) the purchase by any one Shareholder of all of the issued and outstanding shares of Stock of the Corporation, (D) twenty-one (21) years after the death of the last survivor of the Shareholders named herein and their now living lineal descendants, or (E) upon the dissolution of the Corporation, or upon the filing of a voluntary or involuntary petition by or against the Corporation under Chapter 7 or Chapter 11 of the Bankruptcy Code upon the appointment of a receiver for the Corporation.

         SECTION 7.02. TERMINATION AS TO SPECIFIC SHAREHOLDER. This Agreement shall terminate as to any specific Shareholder upon the date such Shareholder ceases to own any Stock. Such Shareholder also shall cease to be a party to this Agreement as of the date that he ceases to own, directly or beneficially, any Stock.

                                  ARTICLE VIII
                                 MISCELLANEOUS

         SECTION 8.01. FURTHER ASSURANCES. Each party to this Agreement agrees to perform all further acts and to execute and deliver all further documents which may be reasonably necessary to carry out the provisions of this Agreement.

         SECTION 8.02. SEVERABILITY. In the event that any of the provisions, or portions thereof, of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof, will not be affected, and in lieu of such unenforceable provision there shall be added automatically as part of this Agreement a provision as similar in terms as may be valid and enforceable.





FIRSTCITY FUNDING CORPORATION
SHAREHOLDER AGREEMENT                                                     PAGE 4
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         SECTION 8.03.    CONSTRUCTION.  Whenever used in this Agreement, the
singular number will include the plural, and the plural number will include the singular; pronouns in the masculine, feminine, or neuter gender will include each other gender.

         SECTION 8.04. GOVERNING LAW. THIS AGREEMENT HAS BEEN EXECUTED IN AND WILL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

         SECTION 8.05. SUCCESSORS. Subject to the restrictions against Transfer or assignment as contained in this Agreement, the provisions of this Agreement will benefit and will be binding on the assigns, successors in interest, personal representatives, estates, heirs and legatees of each of the parties hereto. Each of the Minority Shareholders agrees that he or she will not create or permit to exist any lien, claim or encumbrance at any time on any of his or her shares of stock subject to this Agreement.

         SECTION 8.06. AMENDMENT. This Agreement may only be amended by the written consent of all of the parties to this Agreement at the time of such amendment.

         SECTION 8.07. HEADINGS. The section headings contained in this Agreement are for convenience only and shall in no manner by construed as part of this Agreement.

         SECTION 8.08. ENTIRE AGREEMENT; COUNTERPARTS. This Agreement contains the entire understanding between the parties concerning the subject matter contained in this Agreement. There are no representations, agreements, arrangements or understandings, oral or written, between or among the parties hereto, relating to the subject matter of this Agreement, which are not fully expressed herein. This Agreement may be signed in one or more counterparts, all of which shall be considered one and the same agreement.

         SECTION 8.09. WAIVER. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by any party.

         SECTION 8.10. SPECIFIC PERFORMANCE. The right to own and vote Stock and to restrict the transfer of the Stock is hereby declared by the parties hereto to be a unique right, the loss of which is not readily susceptible to monetary quantification. Consequently, the parties hereto agree that an action for specific performance of the purchase and sale obligations created by this Agreement or an action brought to enjoin the unauthorized transfer of Stock are remedies for the breach of the provisions of this Agreement. If the parties to this Agreement are forced to institute legal proceedings to enforce their rights in accordance with the provisions of this Agreement, they shall be entitled to recover their reasonable attorneys' fees and court costs incurred in enforcing such rights.

                  [END OF PAGE - SIGNATURE PAGE(S) TO FOLLOW]





FIRSTCITY FUNDING CORPORATION
SHAREHOLDER AGREEMENT                                                     PAGE 5
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         IN WITNESS WHEREOF, the parties hereto have entered into this
Agreement to be effective as of the date first written above.

                               THE CORPORATION:

                               FIRSTCITY FUNDING CORPORATION


                               By:  /s/  THOMAS R. BROWER
                                  ----------------------------------------------
                                        Thomas R. Brower, President

                               Address: 7929 Brookriver Drive, Suite 170 Dallas, Texas 75247


                               SHAREHOLDERS:

                               /s/  THOMAS R. BROWER
                               -------------------------------------------------

                               Owner of 25,000 Shares
                               Address:         3342 Whitehall Drive
                                                Dallas, Texas 75229

                               /s/  SCOT A. FOITH
                               -------------------------------------------------
                               Scot A. Foith
                               Owner of 13,750 Shares
                               Address:         2512 Centenary Drive
                                                Flower Mound, Texas 75028

                               /s/  THOMAS G. DUNDON
                               -------------------------------------------------
                               Thomas G. Dundon
                               Owner of 12,250 Shares
                               Address:         5134 Vanderbilt
                                                Dallas, Texas 75206

                               /s/  R. TYLER WHANN
                               -------------------------------------------------
                               R. Tyler Whann
                               Owner of 12,250 Shares
                               Address:         3021 Fairmount
                                                Dallas, Texas 75201





FIRSTCITY FUNDING CORPORATION
SHAREHOLDER AGREEMENT                                                     PAGE 6
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                               /s/  BRADLEY C. REEVES
                               -------------------------------------------------
                               Bradley C. Reeves
                               Owner of 12,250 Shares
                               Address:         6262 Woodcrest Lane
                                                Dallas, Texas 75214

                               /s/  STEPHEN H. TRENT
                               -------------------------------------------------
                               Stephen H. Trent
                               Owner of 12,250 Shares
                               Address:         6837 Merrilee
                                                Dallas, Texas 75214

                               /s/  BLAKE P. BOZMAN
                               -------------------------------------------------
                               Blake P. Bozman
                               Owner of 12,250 Shares
                               Address:         4510 Druid #304
                                                Dallas, Texas 75205


                               FIRSTCITY CONSUMER LENDING CORPORATION


                               By:  /s/  JIM W. MOORE
                                  ----------------------------------------------
                                        Jim W. Moore, President
                               Owner of 400,000 Shares
                               Address:         P.O. Box 8216
                                                Waco, Texas 76714-8216







FIRSTCITY FUNDING CORPORATION
SHAREHOLDER AGREEMENT                                                     PAGE 7